                          UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549


                            FORM 8-K


      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



                   Date of report: May 8, 1997



                       US Airways Group, Inc.
                (Commission file number: 1-8444)


                               and


                          US Airways, Inc.
                (Commission file number: 1-8442)
   (Exact names of registrants as specified in their charters)



        Delaware               US Airways Group, Inc. 54-1194634
(State of Incorporation        US Airways, Inc.       53-0218143
  of both registrants)       (I.R.S. Employer Identification Nos.)



                      US Airways Group, Inc.
             2345 Crystal Drive, Arlington, VA 22227
            (Address of principal executive offices)
                         (703) 872-5306
                 (Registrant's telephone number)



                         US Airways, Inc.
             2345 Crystal Drive, Arlington, VA 22227
            (Address of principal executive offices)
                         (703) 872-7000
                 (Registrant's telephone number)

Item 5. Other Events

     On May 8, 1997, US Airways issued a news release announcing that it will reduce flying on some of its most unprofitable routes and close excess facilities. The actions are part of its plan to ensure that it has the strongest possible foundation as decisions are made about the company's ultimate strategic direction.

     Under the efficiency program, US Airways will remove 22 excess aircraft from its fleet (the last five F28-4000 aircraft and 17 older DC-9-30 aircraft) and end unprofitable jet service to nine cities and eliminate other routes that have not been profitable. Summer 1998 capacity will be reduced by approximately 6.5% on a year-over-year basis (as measured by available seat miles). Among other actions, US Airways will close its flight crew base in Los Angeles, consolidate reservations operations by closing reservations centers in Utica, NY and Nashville, TN and close maintenance facilities at Greensboro and Winston-Salem, NC (except for a landing gear shop) and Roanoke, VA.

     The company said it will work closely with union leaders and employee groups to minimize to the greatest degree possible the impact of changes in operations on individuals, although there are expected to be some employee furloughs.

     US Airways is currently unable to estimate the cost savings, revenue impact, or possible one-time charges associated with these actions. US Airways may incur expenses related to employee severance and asset dispositions, among other charges, related to these actions.

     The news release is attached hereto as Exhibit 99.


Item 7.   Financial Statements and Exhibits

(c)  Exhibits


Designation                      Description
-----------                      -----------

99 News release dated May 8, 1997 of US Airways announcing that it will reduce flying on some of its most unprofitable routes and close excess facilities.

                           SIGNATURES

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                              US Airways Group, Inc.


Date: May 8, 1997         By: /s/ James A. Hultquist
                              ---------------------------------
                              James A. Hultquist
                              Controller
                              (Chief Accounting Officer)



                              US Airways, Inc.


Date: May 8, 1997         By: /s/ James A. Hultquist
                              ---------------------------------
                              James A. Hultquist
                              Controller
                              (Chief Accounting Officer)














               (this space intentionally left blank)

Exhibit 99

           US AIRWAYS ANNOUNCES EFFICIENCY STEPS

     ARLINGTON, Va., May 8 -- US Airways said today that it will reduce flying on some of its most unprofitable routes and close excess facilities. The actions are part of its plan to ensure that it has the strongest possible foundation as decisions are made about the company's ultimate strategic direction.

     Under the efficiency program, the airline will end jet service in September to nine unprofitable cities and eliminate other routes that have not been profitable. These steps are necessary whether the airline ultimately decides to move ahead on its hoped-for path to become a global competitor or decides to become a regional airline. The actions will lead to the grounding of 22 aircraft. Summer 1998 capacity will be reduced about 6.5 percent on a year-over-year basis.

     The company said it will work closely with union leaders and employee groups to minimize to the greatest degree possible the impact of changes in operations on individuals, although there are expected to be some employee furloughs.

     The company's plans include:

     * Closure of the Los Angeles pilot and flight attendant crew base by February, 1998, with affected employees being transferred to other crew bases. US Airways also currently maintains flight crew bases at Baltimore, Boston, Charlotte, Philadelphia, Pittsburgh and Washington, D.C.

     * Consolidation of maintenance operations. Maintenance facilities in Roanoke, Va., and Greensboro and Winston-Salem, N.C., will be phased out beginning in September and continuing until the end of 1998, except for the Winston-Salem landing gear shop, which will remain open. Maintenance operations in Charlotte, Pittsburgh and Tampa will be expanded to handle work done in the locations being closed. A hangar in Miami will be closed but existing overnight maintenance operations at the station will continue.







                             - more -

Page Two
May 8, 1997
US Airways Announces Efficiency Steps

     * Consolidation of reservations operations. Reservations centers in Nashville, Tenn., and Utica, N.Y., will be closed by October 1. US Airways also operates reservations facilities at Dayton, Indianapolis, Orlando, Pittsburgh, San Diego, Syracuse and Winston-Salem.

     * Closure of unprofitable cities and a trimming of other unprofitable flying. Cities where jet service will be ended effective September 4 are Albuquerque, N. M.; Austin, Tex.; Bangor, Maine; Cincinnati, Ohio; Daytona Beach, Fla.; Islip, N.Y.; Melbourne, Fla.; Newburgh, N.Y. (Stewart International Airport ) and San Antonio, Tex. Other schedule changes are expected in the future. Overall capacity will be reduced by about 6.5 percent.

     * Removal of excess planes from the fleet. The remaining five F-28s will be removed from the fleet by the end of the summer, eliminating one fleet type, and 17 older and expensive-to-maintain DC-9s will be grounded in the coming months.

     In coordinating the actions with unions and employee groups, the company said it would:

     * Work with leadership of the International Association of Machinists (IAM) both to facilitate transfer of employees they represent to other work sites and to determine to the degree possible opportunities for bringing in outside maintenance work.

     * Work with leadership of the Association of Flight
       Attendants (AFA) and the Air Line Pilots Association
       (ALPA) to mitigate the impact of the changes announced today.

     * Stop new hiring in the ground services and reservations departments and work with the System Roundtable, and employee forum, to find ways to maximize opportunities for affected employees to seek jobs elsewhere in the system.

     "While we recognize that US Airways has made great strides in many areas in the past year, other areas remain unchanged. The time has come to move ahead by beginning to put in place operational changes that enable us to become more efficient," Chairman and CEO Stephen M. Wolf and President Rakesh Gangwal said earlier this week in a message to employees, noting that US Airways' board of directors "has stated that we need to move forward."

                          - more -

Page Three
May 8, 1997
US Airways Announces Efficiency Steps

     Robert LeBuhn, the senior member of the board of directors, said, "The upside potential associated with the company's new business plan is as high as I have ever seen. Without a competitive cost structure, however, the board will not approve the very large capital expenditures necessary to grow the company."

     Wolf concluded: "Make no mistake, we remain committed and hopeful that our labor discussions ultimately will enable us to put in place a competitive cost structure."

     In a recent series of employee meetings, Wolf and Gangwal said the company is at a crossroads. With a competitive cost structure, they said, US Airways would move on the preferred path of growth and of becoming a global competitor. The alternative path leads to the airline becoming a superior, but smaller regional carrier.

     The company made no estimate of the cost savings it expects to realize from the steps being taken, or of the one-time costs connected to implementing them.

























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Number:  3264